                           SECURITIES AND EXCHANGE COMMISSION

                                 Washington, D.C. 20549
                                 ----------------------


                                        FORM 8-K
                                     Current Report

                         Pursuant to Section 13 or 15(d) of the
                             Securities Exchange Act of 1934


                             Date of Report:   May 15, 1998
                                               ------------


                                CAPITAL ONE MASTER TRUST
                                    CAPITAL ONE BANK
                 (Exact name of registrant as specified in its charter)



        Virginia                        0-25762             54-1719855
-------------------------------    -------------         ------------------
(State or other jurisdiction of    (Commission            (IRS Employer
      incorporation)                File Number)         Identification No.)


11013 West Broad Street Road, Glen Allen, Virginia                 23060
--------------------------------------------------               -----------
  (Address of principal executive offices)                        (Zip Code)

             (Registrant's telephone number, including area code):
                                 (804) 967-1000

         (Former name or former address, if changed since last report):
                                 Not Applicable

ITEM 5.       OTHER EVENTS.

              The April 1998 monthly Certificateholder's Statements to investors were distributed May 15, 1998.

ITEM 7 (c).   EXHIBITS

              The following are filed as exhibits to this Report under Exhibit
              20:

              1.  April Performance Summary

              2. Series 1993-1 Class A and Class B Certificateholder's Statements for the month of April 1998.

              3. Series 1993-4 Class A and Class B Certificateholder's Statements for the month of April 1998.

              4. Series 1994-3 Class A and Class B Certificateholder's Statements for the month of April 1998.

              5. Series 1994-A Certificateholders' Statement for the month of April 1998.

              6. Series 1995-1 Class A and Class B Certificateholder's Statements for the month of April 1998.

              7. Series 1995-2 Class A and Class B Certificateholder's Statements for the month of April 1998.

              8. Series 1995-3 Class A and Class B Certificateholder's Statements for the month of April 1998.

              9. Series 1995-4 Class A and Class B Certificateholder's Statements for the month of April 1998.

              10. Series 1996-1 Class A and Class B Certificateholder's
                  Statements for the month of April 1998.

              11. Series 1996-2 Class A and Class B Certificateholder's
                  Statements for the month of April 1998.

              12. Series 1996-3 Class A and Class B Certificateholder's
                  Statements for the month of April 1998.

              13. Series 1997-1 Class A and Class B Certificateholder's
                  Statements for the month of April 1998.

              14. Series 1997-2 Class A and Class B Certificateholder's
                  Statements for the month of April 1998.

              15. Series 1998-1 Class A and Class B Certificateholder's
                  Statements for the month of April 1998.

              16.  Trust Excess Spread Analysis

                                        SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there-unto duly authorized.

                                    CAPITAL ONE MASTER TRUST

                                    By:  CAPITAL ONE BANK
                                         Servicer

                                    By:
                                         ------------------------------------
                                         David M. Willey
                                         Senior Vice President and Treasurer

Date: May 15, 1998

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                -----------------


                                    EXHIBITS

                                       TO

                                    FORM 8-K




                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)

                                INDEX TO EXHIBITS

                                                                                                     SEQUENTIALLY
EXHIBIT                                                                                              NUMBERED
NUMBER                    EXHIBITS                                                                   PAGE
-------                   --------                                                                   ------------
      1                   April Performance Summary                                                           07

      2                   Series 1993-1 Class A and Class B Certificate-
                          holder's Statements for the month of April 1998                                     09

      3                   Series 1993-4 Class A and Class B Certificate-
                          holder's Statements for the month of April 1998                                     11

      4                   Series 1994-3 Class A and Class B Certificate-
                          holder's Statements for the month of April 1998                                     13

      5                   Series 1994-A Certificateholder's Statement for
                          the month of April 1998                                                             15

      6                   Series 1995-1 Class A and Class B Certificate-
                          holder's Statements for the month of April 1998                                     16

      7                   Series 1995-2 Class A and Class B Certificate-
                          holder's Statements for the month of April 1998                                     18

      8                   Series 1995-3 Class A and Class B Certificate-
                          holder's Statements for the month of April 1998                                     20

      9                   Series 1995-4 Class A and Class B Certificate-
                          holder's Statements for the month of April 1998                                     22

      10                  Series 1996-1 Class A and Class B Certificate-
                          holder's Statements for the month of April 1998                                     24


      11                  Series 1996-2 Class A and Class B Certificate-
                          holder's Statements for the month of April 1998                                     26

                                                                    Page 5 of 38


      12                  Series 1996-3 Class A and Class B Certificate-
                          holder's Statements for the month of April 1998                                     28


      13                  Series 1997-1 Class A and Class B Certificate-
                          holder's Statements for the month of April 1998                                     30


      14                  Series 1997-2 Class A and Class B Certificate-
                          holder's Statements for the month of April 1998                                     32

      15                  Series 1998-1 Class A and Class B Certificate-
                          holder's Statements for the month of April 1998                                     35


      16                  Trust Excess Spread Analysis                                                        38




                                                                    Page 6 of 38